                                                                     EXHIBIT 99

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    --------

                            INFORMATION REQUIRED BY
                                   FORM 11-K

                                 ANNUAL REPORT
                       PURSUANT TO SECTION 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                  for the fiscal year ended December 31, 1993


   A. Full title of the plan and the address of the plan, if different from that of the issuer named below:


                       SAVINGS FUND PLAN FOR EMPLOYEES OF
                        PACIFIC GAS AND ELECTRIC COMPANY


   B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:


                        PACIFIC GAS AND ELECTRIC COMPANY
                                77 Beale Street
                                P.O. Box 770000
                        San Francisco, California 94177

   The combined statements of financial condition and statements of financial condition of the Plan as of December 31, 1993 and 1992, the related combined statements of changes in participants' interest and the statements of changes in participants' interest for each of the three years in the period ended December 31, 1993, and the schedule of investments as of December 31, 1993 and 1992, together with the report of Arthur Andersen & Co., independent accountants, are presented herewith.

                          [ARTHUR ANDERSEN & CO. LOGO]

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Employee Benefit Finance Committee of Pacific Gas and Electric Company and
Participants in the Savings Fund Plan:

We have audited the accompanying combined statements of financial condition of the Savings Fund Plan for Employees of Pacific Gas and Electric Company (the
Plan) as of December 31, 1993 and 1992, and the related combined statements of changes in participants' interest for each of the three years in the period ended December 31, 1993. We have also audited the combined statements of financial condition (by fund) as of December 31, 1993 and 1992, and the combined statements of changes in participants' interest (by fund) for each of the three years in the period ended December 31, 1993. These financial statements and the schedule referred to below are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements and this schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial condition and the combined financial condition (by fund) of the Plan as of December 31, 1993 and 1992, and the changes in combined participants' interest and the changes in combined participants' interest (by fund) for each of the three years in the period ended December 31, 1993, in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. Schedule I is presented for purposes of complying with the Securities and Exchange Commission's rules and is not part of the basic financial statements. This schedule has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, fairly states in all material respects the financial data required to be set forth therein in relation to the basic financial statements taken as a whole.

                                          ARTHUR ANDERSEN & CO.

San Francisco, California
March 14, 1994

                               SAVINGS FUND PLAN

               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY


                              FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 1993 AND 1992

                                      WITH

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                               SAVINGS FUND PLAN

               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                   COMBINED STATEMENT OF FINANCIAL CONDITION

                                                                             DECEMBER 31,
                                                                       -----------------------
                                                                         1993          1992
                                                                       ---------     ---------
                                                                           (IN THOUSANDS)
ASSETS
Investments, at market (Schedule I)
  Pacific Gas and Electric Company common stock (cost $966,716 and
     $1,171,745 at December 31, 1993 and December 31, 1992,
     respectively)..................................................  $1,579,574    $1,963,276
  United States Savings Bonds (cost $3,009 and $3,501 at December
     31, 1993 and December 31, 1992, respectively)..................       4,562         4,971
  Other common stocks (cost $264,199 and $164,278 at December 31,
     1993 and December 31, 1992, respectively)......................     301,338       190,107
  Guaranteed income investments.....................................     229,520       114,088
  Fixed income investments (cost $28,625 and $18,124 at December 31,
     1993 and December 31, 1992, respectively)......................      28,740        18,080
  Other common stocks, bonds, fixed income securities, and
     money-market investments (cost $92,144 and $42,944 at December
     31, 1993 and December 31, 1992, respectively)..................     104,083        45,788
  Utility Stocks (cost $76,395 and $26,682 at December 31, 1993 and
     December 31, 1992, respectively)...............................      75,336        26,945
                                                                       ---------     ---------
     Total Investments..............................................   2,323,153     2,363,255
                                                                       ---------     ---------
Cash and short-term investments (at cost, which approximates
  market)...........................................................       6,775        34,033
                                                                       ---------     ---------
Receivables
  Dividends and interest............................................      24,856        28,659
  Other receivables.................................................       1,821         8,794
                                                                       ---------     ---------
     Total Receivables..............................................      26,677        37,453
                                                                       ---------     ---------
          Total Assets..............................................   2,356,605     2,434,741
                                                                       ---------     ---------
LIABILITIES
Pending distributions...............................................      12,655         1,433
Other liabilities...................................................       1,311           182
                                                                       ---------     ---------
          Total Liabilities.........................................      13,966         1,615
                                                                       ---------     ---------
PARTICIPANTS' INTEREST..............................................  $2,342,639    $2,433,126
                                                                       ---------     ---------
                                                                       ---------     ---------

The accompanying Notes to Financial Statements are an integral part of this statement.

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                   COMBINED STATEMENT OF FINANCIAL CONDITION
                               DECEMBER 31, 1993

                                      UNITED
                           COMPANY    STATES    DIVERSIFIED    GUARANTEED     BOND     STOCK AND    UTILITY
                            STOCK      BOND        EQUITY        INCOME       INDEX       BOND       STOCK    PAYSOP
                            FUND       FUND         FUND          FUND        FUND        FUND       FUND      FUND       TOTAL
                          ---------   -------   ------------   -----------   -------   ----------   -------   -------   ---------
                                                                          (IN THOUSANDS)
ASSETS
Investments, at market
  (Schedule I)
  Pacific Gas and
    Electric Company
    common stock (cost
    Company Stock Fund,
    $960,608; and PAYSOP
    Fund, $6,108)....... $1,569,458    $   --      $     --      $      --    $    --    $     --    $    --   $10,116  $1,579,574
  United States Savings
    Bonds
    (cost $3,009).......        --      4,562            --             --         --          --         --       --        4,562
  Other common stocks
    (cost $264,199).....        --         --       301,338             --         --          --         --       --      301,338
  Guaranteed Income
    Investments.........        --         --            --        229,520         --          --         --       --      229,520
  Fixed Income
    Investments
    (cost $28,625)......        --         --            --             --     28,740          --         --       --       28,740
  Other common stocks,
    bonds, fixed income
    securities, and
    money-market
    investments (cost
    $92,144)............        --         --            --             --         --     104,083         --       --      104,083
  Utility Stocks (cost
    $76,395)............        --         --            --             --         --          --     75,336       --       75,336
                          ---------    -------   ------------   -----------   -------   ----------   -------   -------   ---------
    Total Investments...  1,569,458     4,562       301,338        229,520     28,740     104,083     75,336   10,116    2,323,153
                          ---------    -------   ------------   -----------   -------   ----------   -------   -------   ---------
Cash and short-term
  Investments (at cost,
  which approximates
  market)...............       110         24         5,313          1,328         --          --         --       --        6,775
                          ---------    -------   ------------   -----------   -------   ----------   -------   -------   ---------
Receivables
  Dividends and
    interest............    21,132         --           767          2,821         --          --         --      136       24,856
  Other receivables.....       306         --         1,315             75         21          53         51       --        1,821
                          ---------    -------   ------------   -----------   -------   ----------   -------   -------   ---------
    Total Receivables...    21,438         --         2,082          2,896         21          53         51      136       26,677
                          ---------    -------   ------------   -----------   -------   ----------   -------   -------   ---------
        Total Assets.... 1,591,006      4,586       308,733        233,744     28,761     104,136     75,387   10,252    2,356,605
                          ---------    -------   ------------   -----------   -------   ----------   -------   -------   ---------
LIABILITIES
  Pending
    distributions.......     6,881          5         1,111          3,784        166         391        285       32       12,655
  Other liabilities.....       114         --         1,197             --         --          --         --       --        1,311
                          ---------    -------   ------------   -----------   -------   ----------   -------   -------   ---------
        Total
          Liabilities...     6,995          5         2,308          3,784        166         391        285       32       13,966
                          ---------    -------   ------------   -----------   -------   ----------   -------   -------   ---------
PARTICIPANTS'
  INTEREST..............$1,584,011     $4,581      $306,425      $ 229,960    $28,595    $103,745    $75,102   $10,220  $2,342,639
                          ---------    -------   ------------   -----------   -------   ----------   -------   -------   ---------
                          ---------    -------   ------------   -----------   -------   ----------   -------   -------   ---------

  The accompanying Notes to Financial Statements are an integral part of this statement.

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                   COMBINED STATEMENT OF FINANCIAL CONDITION
                               DECEMBER 31, 1992

                                      UNITED
                           COMPANY    STATES    DIVERSIFIED    GUARANTEED     BOND     STOCK AND    UTILITY
                            STOCK      BOND        EQUITY        INCOME       INDEX       BOND       STOCK    PAYSOP
                            FUND       FUND         FUND          FUND        FUND        FUND       FUND      FUND       TOTAL
                          ---------   -------   ------------   -----------   -------   ----------   -------   -------   ---------
                          (IN THOUSANDS)
ASSETS
Investments, at market
  (Schedule I)
  Pacific Gas and
    Electric Company
    common stock (cost
    Company Stock Fund,
    $1,161,099; and
    PAYSOP Fund,
    $10,646)............ $1,946,050   $   --      $     --      $      --    $    --    $     --    $    --   $17,226  $1,963,276
  United States Savings
    Bonds...............        --     4,971            --             --         --          --         --       --        4,971
  Other common stocks
    (cost $164,278).....        --        --       190,107             --         --          --         --       --      190,107
  Guaranteed Income
    Investments.........        --        --            --        114,088         --          --         --       --      114,088
  Fixed Income
    Investments
    (cost $18,124)......        --        --            --             --     18,080          --         --       --       18,080
  Other common stocks,
    bonds, fixed income
    securities, and
    money-market
    investments (cost
    $42,944)............        --        --            --             --         --      45,788         --       --       45,788
  Utility Stocks (cost
    $26,682)............        --        --            --             --         --          --     26,945       --       26,945
                          ---------   ------    ----------      ---------    -------   ---------    -------  -------   ----------
        Total
          Investments...  1,946,050    4,971       190,107        114,088     18,080      45,788     26,945   17,226    2,363,255
                          ---------   ------    ----------      ---------    -------   ---------    -------  -------   ----------
Cash and short-term
  Investments (at cost,
  which approximates
  market)...............        203       25        15,164         18,641         --          --         --       --       34,033
                          ---------   ------    ----------      ---------    -------   ---------    -------  -------   ----------
Receivables
  Dividends and
    interest............     26,043       --           522          1,865         --          --         --      229       28,659
  Other receivables.....      8,500       --           144             74         16          36         24       --        8,794
                          ---------  -------   -----------      ---------    -------   ---------    -------  -------   ----------
        Total
          Receivables...     34,543       --           666          1,939         16          36         24      229       37,453
                         ----------  -------   -----------      ---------    -------   ---------    -------  -------   ----------
        Total Assets...   1,980,796    4,996       205,937        134,668     18,096      45,824     26,969   17,455    2,434,741
                         ----------  -------   -----------      ---------    -------   ----------   -------  -------   ----------
LIABILITIES
  Pending
    distributions.......      1,237       --            83            111         --          --         --       2         1,433
  Other liabilities.....        122       --            60             --         --          --         --      --           182
                          ---------  -------   -----------     ----------    -------   ----------   -------  -------   ----------
        Total
          Liabilities...      1,359       --           143            111         --          --         --       2         1,615
                          ---------  -------   -----------     ----------    -------   ----------   -------  --------   ----------
PARTICIPANTS'
  INTEREST.............. $1,979,437   $4,996      $205,794      $ 134,557    $18,096    $  45,824   $26,969   $17,453  $2,433,126
                          ---------  -------   -----------      ---------    -------   ----------   -------   -------   ----------
                          ---------  -------   -----------      ---------    -------   ----------   -------   -------   ----------

The accompanying Notes to Financial Statements are an integral part of this statement.

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

            COMBINED STATEMENT OF CHANGES IN PARTICIPANTS' INTEREST

                                                                             YEARS ENDED DECEMBER 31,
                                                                       -------------------------------------
                                                                         1993            1992          1991
                                                                       ----------     ----------    ----------
                                                                                  (IN THOUSANDS)
BALANCE, JANUARY 1...................................................  $2,433,126    $2,272,426    $1,656,538
                                                                       ----------    ----------    ----------
ADDITIONS
Contributions
  Participant........................................................      94,039        90,057        80,530
  Employer...........................................................      34,542        34,309        31,861
                                                                       ----------    ----------    ----------
          Total contributions........................................     128,581       124,366       112,391
                                                                       ----------    ----------    ----------
Earnings from investments
  Interest...........................................................      11,859         5,900         5,253
  Dividends..........................................................     108,899       114,676       104,247
  Other income.......................................................          85           199            36
                                                                       ----------    ----------    ----------
          Total earnings from investments............................     120,843       120,775       109,536
                                                                       ----------    ----------    ----------
Gain on securities
  Realized on sale or distribution...................................     295,659       147,247        38,824
  Unrealized appreciation (depreciation) in market value of
     securities held.................................................    (159,429)     (101,997)      451,719
  Gains on futures contracts.........................................          61           181            --
                                                                       ----------    ----------    ----------
          Total gain on securities...................................     136,291        45,431       490,543
                                                                       ----------    ----------    ----------
          Total additions............................................     385,715       290,572       712,470
                                                                       ----------    ----------    ----------
DEDUCTIONS
Distributions to participants or their beneficiaries, at market......     464,536       128,242        94,138
Pending distributions to participants or their beneficiaries, at
  market.............................................................      11,222         1,433         2,417
Other expenses.......................................................         444           197            27
                                                                       ----------    ----------    ----------
          Total deductions...........................................     476,202       129,872        96,582
                                                                       ----------    ----------    ----------
CHANGE IN PARTICIPANTS' INTEREST.....................................     (90,487)      160,700       615,888
                                                                       ----------    ----------    ----------
BALANCE, DECEMBER 31.................................................  $2,342,639    $2,433,126    $2,272,426
                                                                       ----------    ----------    ----------
                                                                       ----------    ----------    ----------

  The accompanying Notes to Financial Statements are an integral part of this statement.

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

            COMBINED STATEMENT OF CHANGES IN PARTICIPANTS' INTEREST
                      FOR THE YEAR ENDED DECEMBER 31, 1993

                                      UNITED
                           COMPANY    STATES    DIVERSIFIED    GUARANTEED     BOND     STOCK AND    UTILITY
                            STOCK      BOND        EQUITY        INCOME       INDEX       BOND       STOCK    PAYSOP
                            FUND       FUND         FUND          FUND        FUND        FUND       FUND      FUND       TOTAL
                          ---------   -------   ------------   -----------   -------   ----------   -------   -------   ---------
                          (IN THOUSANDS)
BALANCE, JANUARY 1,
  1993..................  $1,979,437   $4,996      $205,794      $ 134,557    $18,096    $ 45,824    $26,969   $17,453   $2,433,126
                          ----------   ------      --------      ---------    -------    --------    -------   -------   ----------
INTERFUND TRANSFERS,
  Net...................    (432,276)      --        88,138        228,209     13,964      56,332     50,287    (4,654)          --
ADDITIONS
  Contributions
    Participant.........      58,104        --       20,364          5,904      1,240       4,566      3,861        --       94,039
  Employer..............      28,649        --        2,535            800        310       1,092      1,156        --       34,542
                          ----------    ------     --------      ---------    -------    --------    -------   -------   ----------
    Total
      contributions.....      86,753        --       22,899          6,704      1,550       5,658      5,017        --      128,581
                          ----------    ------     --------      ---------    -------    --------    -------   -------   ----------
Earnings from investment
  Interest..............         194       351          334         10,980         --          --         --        --       11,859
  Dividends.............      94,633        --        7,282             --      2,062          --      4,050       872      108,899
  Other income..........          42        --           41              1         --           1         --        --           85
                          ----------    ------     --------      ---------    -------    --------    -------   -------   ----------
    Total earnings from
      investments.......      94,869       351        7,657         10,981      2,062           1      4,050       872      120,843
                          ----------    ------     --------      ---------    -------    --------    -------   -------   ----------
Gain on securities
  Realized on sale or
    distribution........     283,526        --       10,422             --        170         746        256       539      295,659
  Unrealized
    appreciation
    (depreciation) in
    market value of
    securities held.....    (176,100)       --       11,312             --        158       9,094     (1,322)   (2,571)    (159,429)
  Gains on futures
    contracts...........                                 61                                                                      61
                          ----------    ------     --------      ---------    -------    --------    -------   -------   ----------
    Total gain on
      securities........     107,426        --       21,795             --        328       9,840     (1,066)   (2,032)     136,291
                          ----------    ------     --------      ---------    -------    --------    -------   -------   ----------
      Total additions
        (reductions)....     289,048       351       52,351         17,685      3,940      15,499      8,001    (1,160)     385,715
                          ----------    ------     --------      ---------    -------    --------    -------   -------   ----------
DEDUCTIONS
Distributions to
  participants or their
  beneficiaries, at
  market................     246,554       761       38,829        146,818      7,239      13,076      9,870     1,389      464,536
Pending distributions to
  participants or their
  beneficiaries, at
  market................       5,644         5        1,028          3,673        166         391        285        30       11,222
Other expenses..........          --        --            1             --         --         443         --        --          444
                          ----------    ------     --------      ---------    -------    --------    -------   -------   ----------
        Total
          deductions....     252,198       766       39,858        150,491      7,405      13,910     10,155     1,419      476,202
                          ----------    ------     --------      ---------    -------     -------    -------   -------   ----------
CHANGE IN PARTICIPANTS'
  INTEREST..............    (395,426)     (415)     100,631         95,403     10,499      57,921     48,133    (7,233)     (90,487)
                          ----------    ------     --------      ---------    -------     -------    -------   -------    ----------
BALANCE, DECEMBER 31,
  1993..................  $1,584,011    $4,581     $306,425      $ 229,960    $28,595    $103,745    $75,102   $10,220    $2,342,639
                          ----------    ------     --------      ---------    -------    --------    -------   -------    ----------
                          ----------    ------     --------      ---------    -------    --------    -------   -------    ----------

  The accompanying Notes to Financial Statements are an integral part of this statement.

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

            COMBINED STATEMENT OF CHANGES IN PARTICIPANTS' INTEREST
                      FOR THE YEAR ENDED DECEMBER 31, 1992

                                        UNITED
                            COMPANY     STATES   DIVERSIFIED   GUARANTEED    BOND     STOCK AND    UTILITY
                             STOCK       BOND      EQUITY        INCOME      INDEX       BOND       STOCK    PAYSOP
                              FUND       FUND       FUND          FUND       FUND        FUND       FUND      FUND       TOTAL
                           ----------   ------   -----------   ----------   -------   ----------   -------   -------   ----------
                           (IN THOUSANDS)
BALANCE, JANUARY 1,
  1992..................   $2,038,990   $4,850     $ 131,693     $ 62,211    $ 2,467    $  5,063    $    --   $27,152   $2,272,426
                           ----------   ------     ---------     --------    -------    --------    -------   -------   ----------
INTERFUND TRANSFERS,
  Net...................     (179,904)      --        43,414       67,228     14,494      36,130     25,380    (6,742)          --
ADDITIONS
Contributions
  Participant...........       63,174       --        17,322        5,825        658       2,410        665        --      990,057
  Employer..............       33,165       --           456          191         63         205        229        --       34,309
                           ----------   ------     ---------     --------   -------     --------    -------   -------   ----------
    Total
      Contributions.....       96,339       --        17,776        6,016        721       2,615        697        --      124,366
                           ----------   ------     ---------     --------   -------     --------    -------   -------   ----------
Earnings from investment
  Interest..............           77      413           433        4,977         --          --         --        --        5,900
  Dividends.............      107,706       --         4,553           --        619          --        466     1,332      114,676
  Other income..........          184       --            10            2          1          --         --         2          199
                           ----------   ------     ---------     --------   -------     --------    -------   -------   ----------
    Total earnings from
      investments.......      107,967      413         4,996        4,979        620          --        466     1,334      120,775
                           ----------   ------     ---------     --------   -------     --------    -------   -------   ----------
Gain on securities
  Realized on sale or
    distribution........      127,513       --        19,478           --         13          48         (5)      200      147,247
  Unrealized
    appreciation
    (depreciation) in
    market value of
    securities held.....      (93,466)      --        (7,075)          --       (152)      2,382        263    (3,947)    (101,997)
  Gains on future
    contracts...........                                 181                                                                   181
                           ----------   ------     ---------     --------    -------     --------   -------   -------   ----------
    Total gain on
      securities........       34,045       --        12,584           --       (139)      2,430        258    (3,747)      45,431
                           ----------   ------     ---------     --------    -------     -------    -------   -------   ----------
      Total additions
        (reductions)....      238,351      413        35,358       10,995      1,202       5,405      1,621    (2,413)     290,572
                           ----------   ------     ---------     --------    -------    --------    -------   -------   ----------
DEDUCTIONS
Distributions to
  participants or their
  beneficiaries, at
  market................      116,672      267         4,588        5,766         67         309         32      541       128,242
Pending distributions to
  participants or their
  beneficiaries, at
  market................        1,237       --            83          111         --          --         --        2         1,433
Other expenses..........           91       --            --           --         --         105         --        1           197
                           ----------   ------     ---------     --------    -------    --------   -------   -------   -----------
      Total
        deductions......      118,000      287         4,671        5,677         67         414         32      544       129,872
                           ----------   ------     ---------     --------    -------    --------   -------   -------   -----------
CHANGE IN PARTICIPANTS'
  INTEREST..............      (59,553)     145        74,101       72,346     15,629      40,761     26,969   (9,699 )     160,700
                           ----------   ------     ---------     --------    -------    --------   -------   -------   -----------
BALANCE, DECEMBER 31,
  1992..................   $1,979,437   $4,996     $ 205,794     $134,557    $18,096    $ 45,824    $26,969   $17,453   $2,433,126
                           ----------   ------     ---------     --------    -------    --------    -------   -------   ----------
                           ----------   ------     ---------     --------    -------    --------    -------   -------   ----------

  The accompanying Notes to Financial Statements are an integral part of this statement.

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

            COMBINED STATEMENT OF CHANGES IN PARTICIPANTS' INTEREST
                      FOR THE YEAR ENDED DECEMBER 31, 1991

                                  UNITED                   MONEY-
                        COMPANY   STATES   DIVERSIFIED     MARKET    GUARANTEED    BOND   STOCK AND
                         STOCK     BOND       EQUITY     INVESTMENT    INCOME     INDEX      BOND     TRASOP   PAYSOP
                         FUND      FUND        FUND         FUND        FUND       FUND      FUND      FUND     FUND      TOTAL
                       ---------  -------  ------------  ----------  -----------  ------  ----------  -------  -------  ---------
                       (IN THOUSANDS)
BALANCE, JANUARY 1,
  1991................$1,473,377  $4,463     $ 96,552     $ 14,140     $37,938    $   --    $   --     $ 652   $29,416  $1,656,538
                      ----------  ------     --------   ----------  -----------  ------  ----------  -------   -------  ----------
INTERFUND TRANSFERS,
  Net.................    (3,101)     88        2,149      (14,822)     17,423     2,140     4,181      (470)  (7,588)        --
ADDITIONS
Contributions
  Participant.........    58,688     303       15,011          874       5,052       167       435        --       --      80,530
  Employer............    31,861      --           --           --          --        --        --        --       --      31,861
                      ----------  ------     --------   ----------  -----------  ------  ----------  -------  -------  ---------
   Total
     contributions....    90,549     303       15,011          874       5,052       167       435        --       --     112,391
                      ----------  ------     --------   ----------  -----------  ------  ----------  -------  -------  ---------
Earnings from
  investment
  Interest............        12     239          496          450       3,995        60        --        --        1       5,253
  Dividends...........    98,637      --        3,786           --          --        --        --        33    1,791     104,247
  Other income........         4      --           13           --          --        --        --        19       --          36
                      ----------  ------     --------   ----------  -----------  ------  ----------  -------  -------   ---------
   Total earnings from
     investments......    98,653     239        4,295          450       3,995        60        --        52    1,792     109,536
                      ----------  -------    --------   ----------  -----------  ------  ----------  -------  -------   ---------
Gain on securities
  Realized on sale or
    distribution......    35,898      --        2,760           --          --        --         1         4      161      38,824
  Unrealized
    appreciation
    (depreciation) in
    market value of
    securities held...   432,827      --       14,547           --          --       109       463      (224)   3,997     451,719
                      ----------  -------    --------   ----------  -----------  ------  ----------  -------  -------   ---------
   Total gain on
     securities.......   468,725      --       17,307           --          --       109       464      (220)   4,158     490,543
                      ----------  -------    --------   ----------  -----------  ------  ----------  -------  -------   ---------
   Total additions
     (reductions).....   657,927     542       36,613        1,324       9,047       336       899      (168)   5,950     712,470
                      ----------  -------    --------   ----------  -----------  ------  ----------  -------  -------   ---------
DEDUCTIONS
Distributions to
  participants or
  their beneficiaries,
  at market...........    86,925     230        3,528          642       2,166         9        10        14      614      94,138
Pending distributions
  to participants or
  their beneficiaries,
  at market...........     2,268      13           93           --          31        --        --        --       12       2,417
Other expenses........        20      --           --           --          --        --         7        --       --          27
                      ----------  -------    --------   ----------  -----------  ------  ----------  -------  -------   ---------
   Total deductions...    89,213     243        3,621          642       2,197         9        17        14      626      96,582
                      ----------  -------    --------   ----------  -----------  ------  ----------  -------  -------   ---------
CHANGE IN
  PARTICIPANTS'
  INTEREST............   565,613     387       35,141      (14,140)     24,273     2,467     5,063      (652)  (2,264)    615,888
                      ----------  -------    --------   ----------  -----------  ------  ----------  -------  -------   ---------
BALANCE, DECEMBER 31,
  1991................$2,038,990  $4,850     $131,693     $     --     $62,211    $2,467    $5,063     $  --   $27,152 $2,272,426
                      ----------  -------    --------   ----------  -----------  ------  ----------  -------  -------  ---------
                      ----------  -------    --------   ----------  -----------  ------  ----------  -------  -------  ---------

  The accompanying Notes to Financial Statements are an integral part of this statement.

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1993

NOTE 1: PLAN DESCRIPTION

     The Savings Fund Plan for Employees of Pacific Gas and Electric Company (the Plan) is a defined contribution plan which has been in existence since 1959 and is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Plan covers all eligible employees of Pacific Gas and Electric Company (the Company), Pacific Gas Transmission Company, Pacific Service Employees Association and any other entity designated by the Company's Board of Directors. The Plan is comprised of three parts: the management plan, the non-management plan, and the Payroll-Based Employee Stock Ownership Plan (PAYSOP) Fund plan. Although the Company has not expressed any intent to do so, its Board of Directors reserves the right to amend or terminate the Plan at any time. The Plan is administered by the Employee Benefit Administrative Committee and the Employee Benefit Finance Committee. Participants should refer to the Plan document for a complete description of the Plan's provisions.

     The Plan Trustee, State Street Bank and Trust Company, invests a significant portion of the contributions to the Plan in common stock of the Company. Purchases of this stock are made directly from the Company. The Company pays all costs of administering the Plan, including fees and expenses of the Trustee. However, customary brokerage fees and commissions due to transfers, withdrawals and distributions are paid by Plan participants. Investment management fees are netted against the performance of the Stock and Bond Fund and Bond Index Fund and are paid by the Company in connection with the Diversified Equity Fund and the Guaranteed Income Fund. In addition, all Plan securities and cash are held in trust by the Plan Trustee as provided in the Trust Agreement.

     All participants' contributions and their share of all employer contributions, and the earnings and losses resulting from such contributions are immediately vested and nonforfeitable.

MANAGEMENT AND NON-MANAGEMENT PLANS

     Employees are eligible to participate in the Plan upon completion of one year of service. Employee contributions, up to a maximum of six percent of covered compensation, depending on length of service, are matched by employer contributions at a 75% rate for management employees and at a 50% rate for non-management employees. Prior to July 1, 1992, matching employer contributions were invested solely in the common stock of the Company and could not be transferred. Effective July 1, 1992, the company match (past and future) can be invested in any Savings Fund Plan fund.

     Eligible employees may elect to contribute to the Plan up to 14% of their covered compensation on a pre-tax or after-tax basis. This amount may be deferred compensation, 401(k), or after-tax contributions, non-401(k). 401(k) contributions are not subject to federal or state income tax until withdrawn or distributed from the Plan. Effective January 1, 1991, the Company began matching all contributions up to a specified amount depending upon length of service. Prior to January 1, 1991, the Company only matched 401(k) contributions. Beginning January 1, 1994, employees may elect to contribute to the Plan up to 15% of their covered compensation on a pre-tax or after-tax basis.

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1993

NOTE 1: PLAN DESCRIPTION (CONTINUED)

     All contributions made to the Plan prior to October 1, 1984, are considered to be non-401(k) contributions. In accordance with Internal Revenue Service regulations, employee 401(k) contributions may not exceed $9,240 for 1994, $8,994 for 1993, $8,728 for 1992, and $8,475 for 1991, and total contributions to a participant's account may not exceed the lesser of 25% of compensation or $30,000 a year. This annual limitation is adjusted each year to reflect changes in the cost of living.

     Management and non-management non-bargaining unit employees may elect to contribute to the Plan any excess funds from the FLEX Benefits Program (Flex), which is a cafeteria plan qualified under Section 125 of the Internal Revenue Code (IRC). These funds, which are invested in the participant's account once a year in December, are considered 401(k) contributions, but are not eligible for matching employer contributions.

     Participants designate the way in which their contributions are invested and may change their investment designation and may transfer among investment funds once each calendar quarter. Participants may elect to have their contributions invested in one or more of the following funds:

          - Company Stock Fund, invested in Pacific Gas and Electric Company common stock;

          - Diversified Equity Fund (DEF), invested in a diversified portfolio of common stock of other companies;

          - Guaranteed Income Fund (GIF), invested in contracts which offer a fixed rate of interest for a specified period of time;

          - Bond Index Fund (BIF), invested in a diversified portfolio consisting of marketable fixed-income securities;

          - Stock and Bond Fund (SBF), invested in a diversified portfolio of marketable equity securities and marketable fixed-income securities;

          - Utility Stock Fund (USF), which was added to the Plan effective July 1, 1992, invested in marketable equity securities of electric utility companies that are members of the Edison Electric Institute, including PG&E.

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1993

NOTE 1: PLAN DESCRIPTION (CONTINUED)

     A participant's interest in the investment funds is measured in "units". For investments in the common stock of the Company and in United States Savings Bonds, a unit is a share of common stock and a United States Savings Bond, respectively. For additional information of the DEF, GIF, BIF, SBF and USF, see
Note 6.

PAYSOP FUND

     Effective January 1, 1983, the Economic Recovery Tax Act of 1981 (ERTA) permitted the Company to establish the PAYSOP Fund for all eligible employees. ERTA allowed the Company to claim a tax credit if it contributed Company common stock or money to purchase Company common stock to the PAYSOP Fund equal to .5 percent of eligible employee covered compensation. Company stock held by the PAYSOP Fund became fully vested and nonforfeitable. The PAYSOP tax credit was eliminated by the Tax Reform Act of 1986 for the tax years beginning January 1, 1987. For the PAYSOP Fund, the tax year coincides with the calendar year.

     Contributions to the PAYSOP Funds cannot be withdrawn until 84 months after the month in which the stock was purchased. After the 84th month, the stock and the earnings attributable to that stock are transferred to the Savings Fund Plan Company Stock Fund. The last allocation to the PAYSOP Fund was made in 1987 based upon compensation earned by participants in tax year 1986. Therefore, the PAYSOP Fund will fulfill the 84-month requirement in 1994.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The financial statements and related schedules of the Plan are prepared in conformity with regulations under Article 6A of the Securities and Exchange Commission's Regulation S-X. The accounts of the Plan are maintained on an accrual basis.

     Investments in the GIF are valued at cost which approximates market. All other investments held by the Plan are stated at market value based on published market quotations at the end of the year.

     The DEF routinely enters into futures contracts in the Standard and Poor's (S&P) index as a hedge against price increases in the S&P stocks that are to be purchased at a future date. The contracts are marked to market at each balance sheet date, and a resulting gain or loss is recorded.

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1993

NOTE 3: INVESTMENT FUNDS

     Pacific Gas and Electric Company common stock purchased for the Plan was $175,522,000 (5,236,797 shares) in 1993, $216,248,000 (6,996,307 shares) in
1992; and $191,459,000 (7,218,364 shares) in 1991.

     Participants' contributions are invested by the Plan Trustee in the investment fund(s) elected by each participant. The investment funds available under the Plan and the number of participants in each fund at December 31, 1993, 1992 and 1991 were as follows:

                                                              NUMBER OF PARTICIPANTS
                                                                     BY FUND
                                                           ----------------------------
                           INVESTMENT                       1993       1992       1991
        -------------------------------------------------  ------     ------     ------
        Company Stock Fund -- Pacific Gas and Electric
          Company common stock...........................  25,885     27,181     26,921
                                                           ------     ------     ------
        United States Bond Fund -- United States Savings
          Bonds..........................................   1,154      1,247      1,298
                                                           ------     ------     ------
        DEF -- other common stocks.......................  12,421     11,181      9,854
                                                           ------     ------     ------
        GIF -- contracts with a fixed rate of interest...   6,354      5,753      5,078
                                                           ------     ------     ------
        BIF -- marketable fixed-income securities........   1,816      1,226        408
                                                           ------     ------     ------
        SBF -- marketable equity securities and
          marketable fixed-income securities.............   4,517      2,807        899
                                                           ------     ------     ------
        USF -- marketable equity securities of electric
          utility companies..............................   4,317      1,874         --
                                                           ------     ------     ------
        PAYSOP Fund -- Pacific Gas and Electric Company
          common stock...................................  19,485     21,306     21,843
                                                           ------     ------     ------

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1993

NOTE 4: FEDERAL INCOME TAXES

     The Internal Revenue Service has ruled that the Plan is a qualified tax-exempt plan under Section 401(a) and Section 409(a) of the IRC and the trust forming a part thereof is exempt under Section 501(a). Accordingly, no provision for federal income taxes has been made in the financial statements. Furthermore, participating employees are not liable for federal income tax on amounts allocated to their accounts attributable to: (1) employee 401(k) contributions,
(2) dividends, earnings, and interest on both 401(k) contributions and non-401(k) contributions, or (3) employer contributions, until the time that they withdraw such amounts from the Plan.

  NOTE 5: CONTRIBUTIONS

     Employee and employer contributions to the Plan for both management and non-management employees as classified by employer were as follows:

                                                                    YEAR ENDED DECEMBER 31, 1993
                                                            ---------------------------------------------
                                                                       401(K)                NON-401(K)
                                                                    CONTRIBUTIONS           CONTRIBUTIONS
                                                            -----------------------------   -------------
                                                              EMPLOYEE        EMPLOYER        EMPLOYEE
                                                            CONTRIBUTIONS   CONTRIBUTIONS   CONTRIBUTIONS
                                                            -------------   -------------   -------------
                                                            (IN THOUSANDS)
Pacific Gas and Electric Company.........................      $86,609         $33,954         $ 5,877
Pacific Gas Transmission Company.........................        1,238             500             110
Pacific Service Employees Association....................          197              86               8
                                                            -------------   -------------   -------------
  Total..................................................      $88,044         $34,542         $ 5,995
                                                            -------------   -------------   -------------
                                                            -------------   -------------   -------------

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1993

NOTE 5: CONTRIBUTIONS (CONTINUED)

                                                                     YEAR ENDED DECEMBER 31, 1992
                                                            ----------------------------------------------
                                                                       401(K)                 NON-401(K)
                                                                    CONTRIBUTIONS            CONTRIBUTIONS
                                                            -----------------------------    -------------
                                                              EMPLOYEE        EMPLOYER         EMPLOYEE
                                                            CONTRIBUTIONS   CONTRIBUTIONS    CONTRIBUTIONS
                                                            -------------   -------------    -------------
                                                                            (IN THOUSANDS)
Pacific Gas and Electric Company.........................      $82,869         $33,760          $ 5,817
Pacific Gas Transmission Company.........................        1,120             446               91
  Pacific Service Employees Association..................          152             103                8
                                                            -------------   -------------    -------------
          Total..........................................      $84,141         $34,309          $ 5,916
                                                            -------------   -------------    -------------
                                                            -------------   -------------    -------------

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1993

NOTE 5: CONTRIBUTIONS (CONTINUED)

                                                                     YEAR ENDED DECEMBER 31, 1991
                                                            ----------------------------------------------
                                                                       401(K)                 NON-401(K)
                                                                    CONTRIBUTIONS            CONTRIBUTIONS
                                                            -----------------------------    -------------
                                                              EMPLOYEE        EMPLOYER         EMPLOYEE
                                                            CONTRIBUTIONS   CONTRIBUTIONS    CONTRIBUTIONS
                                                            -------------   -------------    -------------
                                                                            (IN THOUSANDS)
Pacific Gas and Electric Company.........................      $74,695         $31,372          $ 4,664
Pacific Gas Transmission Company.........................          958             417               64
  Pacific Service Employees Association..................          145              72                4
                                                            -------------   -------------    -------------
          Total..........................................      $75,798         $31,861          $ 4,732
                                                            -------------   -------------    -------------
                                                            -------------   -------------    -------------

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1993

NOTE 6: NET ASSET VALUE PER UNIT:

     The net asset value per unit of the DEF, BIF, SBF and USF is determined by dividing the market value of Fund assets by the number of Fund units outstanding. The net asset value per unit of the GIF is $1.00, whereby each $1.00 of contributions or interest earned represents one unit. The total number of units and the value per unit of the DEF, GIF, BIF, SBF and USF as of December 31, 1993 and 1992 are as follows:

                                                                     DECEMBER      DECEMBER
                                                                        31,           31,
                                                                       1993          1992
                                                                    -----------   -----------
DEF
  Number of Units................................................    4,423,282     3,291.012
  Value per unit.................................................       $69.23        $62.48
GIF
  Number of Units................................................  229,960,000   134,557,000
  Value per unit.................................................        $1.00         $1.00
BIF
  Number of Units................................................    2,383,266     1,642,284
  Value per unit.................................................       $12.00        $11.01
SBF
  Number of Units................................................   16,702,833     8,253,122
  Value per unit.................................................        $6.21         $5.55
USF
  Number of Units................................................    5,159,002     2,060,533
  Value per unit.................................................       $14.56        $13.09

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1993

NOTE 7: REALIZED GAIN ON INVESTMENTS

     The following summarizes the proceeds, cost and gain/(loss) on investment transactions for the years ended December 31, 1993, 1992 and 1991. Actual unit cost by participant is used to determine the cost of shares sold for the Company Stock and PAYSOP Funds. Average unit cost by participant is used to determine the cost of shares sold for the DEF, BIF, SBF and USF.

                                                   DECEMBER        DECEMBER        DECEMBER
                                                      31,             31,             31,
                                                     1993            1992            1991
                                                  -----------     -----------     -----------
                                                                 (IN THOUSANDS)
Company Stock Fund,
  PAYSOP Funds
     Proceeds..................................    $ 664,616       $ 325,288       $ 105,540
     Cost......................................      380,551         197,575          69,477
                                                  -----------     -----------     -----------
     Gain......................................    $ 284,065       $ 127,713       $  36,063
                                                  -----------     -----------     -----------
                                                  -----------     -----------     -----------
DEF
     Proceeds..................................    $  99,509       $ 101,846       $   7,077
     Cost......................................       89,087          82,368           4,317
                                                  -----------     -----------     -----------
     Gain......................................    $  10,422       $  19,478       $   2,760
                                                  -----------     -----------     -----------
                                                  -----------     -----------     -----------
BIF
     Proceeds..................................    $   8,184       $   1,057       $      11
     Cost......................................        8,014           1,044              11
                                                  -----------     -----------     -----------
     Gain......................................    $     170       $      13       $      --
                                                  -----------     -----------     -----------
                                                  -----------     -----------     -----------
SBF
     Proceeds..................................    $   8,623       $   1,130       $      18
     Cost......................................        7,877           1,082              17
                                                  -----------     -----------     -----------
     Gain......................................    $     746       $      48       $       1
                                                  -----------     -----------     -----------
                                                  -----------     -----------     -----------
USF
     Proceeds..................................    $   8,682       $     657       $      --
     Cost......................................        8,426             662              --
                                                  -----------     -----------     -----------
     Gain/(Loss)...............................    $     256       $      (5)      $      --
                                                  -----------     -----------     -----------
                                                  -----------     -----------     -----------

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1993

NOTE 8: UNREALIZED APPRECIATION (DEPRECIATION) OF SECURITIES

     Investments in securities have been reported in the financial statements at market value. Unrealized appreciation (depreciation) of securities resulting from changes between the cost and related market values of investments held at the end of the year as compared to the beginning of the year is as follows:

                                                          UNREALIZED APPRECIATION
                                                              (DEPRECIATION)
                                                    -----------------------------------
                                                    12/31/93     12/31/92      CHANGE
                                                    --------     --------     ---------
                                                              (IN THOUSANDS)
        Company Stock Fund -- Pacific Gas and
          Electric Company common stock...........  $608,850     $784,950     $(176,100)
        DEF -- other common stocks................    37,139       25,827        11,312
        BIF -- government, corporate, and mortgage
          backed securities.......................       115          (43)          158
        SBF -- other common stocks, investment
          grade bonds, other fixed income
          securities, and money market
          securities..............................    11,939        2,845         9,094
        USF -- marketable equity securities of
          electric utility companies..............    (1,059)         263        (1,322)
        PAYSOP Fund -- Pacific Gas and Electric
          Company common stock....................     4,008        6,579        (2,571)
                                                    --------     --------     ---------
                  Total...........................  $660,992     $820,421     $(159,429)
                                                    --------     --------     ---------
                                                    --------     --------     ---------

                                                    12/31/92     12/31/91      CHANGE
                                                    --------     --------     ---------
        Company Stock Fund -- Pacific Gas and
          Electric Company common stock...........  $784,950     $878,418     $ (93,468)
        DEF -- other common stocks................    25,827       32,902        (7,075)
        BIF -- government, corporate, and mortgage
          backed securities.......................       (43)         109          (152)
        SBF -- other common stocks, investment
          grade bonds, other fixed income
          securities, and money market
          securities..............................     2,845          463         2,382
        USF -- marketable equity securities of
          electric utility companies..............       263           --           263
        PAYSOP Fund -- Pacific Gas and Electric
          Company common stock....................     6,579       10,526        (3,947)
                                                    --------     --------     ---------
                  Total...........................  $820,421     $922,418     $(101,997)
                                                    --------     --------     ---------
                                                    --------     --------     ---------

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1993

NOTE 8: UNREALIZED APPRECIATION (DEPRECIATION) (CONTINUED)

                                                          UNREALIZED APPRECIATION
                                                               (DEPRECIATION)
                                                     ----------------------------------
                                                     12/31/91     12/31/90      CHANGE
                                                     --------     --------     --------
                                                               (IN THOUSANDS)
        Company Stock Fund -- Pacific Gas and
          Electric Company common stock............  $878,418     $445,591     $432,827
        DEF -- other common stocks.................    32,902       18,355       14,547
        BIF -- government, corporate, and mortgage
          backed securities........................       109           --          109
        SBF -- other common stocks, investment
          grade bonds, other fixed income
          securities, and money market
          securities...............................       463           --          463
        TRASOP Fund -- Pacific Gas and Electric
          Company common stock.....................        --          224         (224)
        PAYSOP Fund -- Pacific Gas and Electric
          Company common stock.....................    10,526        6,529        3,997
                                                     --------     --------     --------
                  Total............................  $922,418     $470,699     $451,719
                                                     --------     --------     --------
                                                     --------     --------     --------

     The unrealized depreciation on Pacific Gas and Electric Company's common stock in the Company Stock Fund and the PAYSOP Fund for the years ended December 31, 1993 and 1992 is due to a decrease in the number of shares held in those Funds as opposed to a decrease in the stock price.

     Since December 31, 1993, the market value of Pacific Gas and Electric Company's common stock has decreased in value from $35.13 to $30.38 at March 14, 1994.

NOTE 9: GAIN ON FUTURES CONTRACTS

     For the years ended December 31, 1993 and 1992, a gain on futures contracts was recorded. The collateral (included in cash and short-term investments) held by the Bank of New York with respect to these contracts consisted of an $50,000 United States Treasury Bill maturing on April 14, 1994 and a $100,000 United States Treasury Bill maturing on May 19, 1994.

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                           SCHEDULE I -- INVESTMENTS
                               DECEMBER 31, 1993

                                                           NUMBER OF
                                                           SHARES OF
                                                         U.S. SAVINGS
                                                         BONDS HELD AT                     MARKET
                    NAME OF ISSUER                      CLOSE OF PERIOD       COST         VALUE
- ------------------------------------------------------  ---------------     --------     ----------
                                                                              (IN THOUSANDS)
Funds with Pacific Gas and Electric Company common
  stock(2)
  Company Stock Fund..................................     44,682,070       $960,608     $1,569,458
                                                        ---------------     --------     ----------
  PAYSOP Fund.........................................        288,059          6,108         10,116
                                                        ---------------     --------     ----------
          Total Pacific Gas and Electric Company
            common stock..............................     44,970,129       $966,716     $1,579,574
                                                        ---------------     --------     ----------
                                                        ---------------     --------     ----------
United States Bond Fund
  United States Savings Bonds, Series E...............          7,605            143            504
     (units of $18.75 bonds)
  United States Savings Bonds, Series EE..............         93,848          2,346          3,466
     (units of $25.00 bonds)
  United States Savings Bonds, Series EE..............         10,397            520            592
     (units of $50.00 bonds)
                                                        ---------------     --------     ----------
          Total United States Bond Fund...............        111,850       $  3,009     $    4,562
                                                        ---------------     --------     ----------
                                                        ---------------     --------     ----------
DEF -- other common stocks
  Basic industries....................................        466,500         17,728         19,849
  Capital goods.......................................        406,400         17,074         20,938
  Consumer basics.....................................      1,301,500         55,472         58,440
  Consumer durable goods..............................        209,700          9,178         12,513
  Consumer non-durables...............................        704,100         23,674         22,910
  Consumer services...................................        147,200          5,813          6,590
  Energy..............................................        551,500         27,659         32,181
  Finance.............................................        824,300         29,255         34,403
  General Business....................................        208,900         10,655         11,897
  Miscellaneous.......................................         29,996          1,779          2,600
  Shelter.............................................        110,700          3,645          4,790
  Technology..........................................        528,500         20,720         25,262
  Transportation......................................         80,600          3,500          5,093
  Utilities...........................................      1,098,500         38,047         43,872
                                                        ---------------     --------     ----------
          Total DEF...................................      6,668,396       $264,199     $  301,338
                                                        ---------------     --------     ----------
                                                        ---------------     --------     ----------

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                     SCHEDULE I -- INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1993

                                                     NUMBER OF SHARES OR
                                                     U.S. SAVINGS BONDS
                                                      HELD AT CLOSE OF                      MARKET
                  NAME OF ISSUER                           PERIOD              COST         VALUE
- ---------------------------------------------------  -------------------     --------     ----------
                                                                                 (IN THOUSANDS)
GIF(1)
  Blended Contracts
     Bankers Tr Basic -- 3/95......................          N/A             $  3,030     $    3,030
     Bankers Tr Basic -- 7/96......................          N/A                3,006          3,006
     Bankers Tr Basic -- 7/97......................          N/A                9,685          9,685
     Bankers Tr Gic -- 9/94........................          N/A                2,535          2,535
     Canada Life Assurance -- 12/95................          N/A                4,012          4,012
     Canada Life Assurance -- 3/96.................          N/A                5,010          5,010
     Confederated Life Assur -- 3/94...............          N/A                1,000          1,000
     Confederated Life Assur -- 3/96...............          N/A                1,000          1,000
     Continental Assurance Co. -- 6/96.............          N/A                4,203          4,203
     Continental Assurance Co. -- 8/94.............          N/A                3,409          3,409
     Crown Life -- 9/98............................          N/A                1,209          1,209
     Hancock John Mutual Life  -- 9/96.............          N/A                4,243          4,243
     Hancock John Mutual Life  -- 10/97............          N/A                6,343          6,343
     Hartford -- 12/94.............................          N/A                1,460          1,460
     Hartford -- 12/95.............................          N/A                2,992          2,992
     IBM CR Corp PGE 005 -- 11/94..................          N/A                2,500          2,500
     IBM CR Corp PGE 004 -- 4/94...................          N/A                2,500          2,500
     IBM CR Corp GIC 001 -- 10/94..................          N/A                1,000          1,000
     IBM CR Corp GIC 002 -- 2/95...................          N/A                1,000          1,000
     Life Ins. Co. of Virginia -- 8/94.............          N/A                1,389          1,389
     Mass Mutual Life Ins. -- 11/03................          N/A               17,003         17,003
     Met Life Ins. -- 8/99.........................          N/A                4,671          4,671
     New York Life Ins. Co. -- 5/94................          N/A                1,500          1,500
     New York Life Ins. Co. -- 5/96................          N/A                1,500          1,500
     New York Life Ins. Co. -- 12/98...............          N/A                9,876          9,876
     New York Life Ins. Co. -- 12/99...............          N/A                9,898          9,898
     Peoples Security Life -- 7/96.................          N/A                7,916          7,916
     Peoples Security Life -- 9/96.................          N/A                6,847          6,847
     Peoples Security Life -- 7/98.................          N/A                5,961          5,961
     Peoples Security Life -- 6/97.................          N/A                9,999          9,999
     Peoples Security Life -- 1/98.................          N/A                2,835          2,835
     Peoples Security Life -- 9/98.................          N/A                3,214          3,214
     Peoples Security Life -- 3/99.................          N/A                4,994          4,994
     Peoples Security Life -- 9/97.................          N/A                5,216          5,216
     Peoples Security Life -- 6/96.................          N/A                2,505          2,505
     Peoples Security Life -- 7/94.................          N/A                1,229          1,229

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                     SCHEDULE I -- INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1993

                                                          NUMBER OF
                                                          SHARES OR
                                                        U.S. SAVINGS
                                                        BONDS HELD AT                       MARKET
                   NAME OF ISSUER                      CLOSE OF PERIOD        COST          VALUE
- -----------------------------------------------------  ---------------     ----------     ----------
                                                                                (IN THOUSANDS)
Prudential Ins. Co. -- 6769 11/95....................           N/A             4,357          4,357
Prudential Ins. Co. -- 6769 4/96.....................           N/A             3,000          3,000
Prudential Ins. Co. -- 6769 3/95.....................           N/A             3,000          3,000
Prudential Ins. Co. -- 7486 9/98.....................           N/A             4,735          4,735
Provident Mutual Life Ins. Co. -- 5/95...............           N/A             4,381          4,381
Provident Mutual Life Ins. Co. -- 11/94..............           N/A             2,702          2,702
Provident Mutual Life Ins. Co. -- 10/94..............           N/A             3,180          3,180
State Mutual Life GA 91905A -- 2/94..................           N/A             3,000          3,000
Union Bank of Switzerland -- 3/00....................           N/A             6,575          6,575
Union Bank of Switzerland -- 10/98...................           N/A            10,268         10,268
Union Bank of Switzerland -- 3/00....................           N/A            10,310         10,310
Union Bank of Switzerland -- 8/97....................           N/A             7,099          7,099
United of Omaha Life -- 1/94.........................           N/A             1,000          1,000
United of Omaha Life -- 9/96.........................           N/A             1,572          1,572
United of Omaha Life -- 7/95.........................           N/A             2,067          2,067
United of Omaha Life -- 8/95.........................           N/A             3,567          3,567
United of Omaha Life -- 9/95.........................           N/A             2,017          2,017
                                                       ---------------     ----------     ----------
          Total GIF..................................           N/A        $  229,520     $  229,520
                                                       ---------------     ----------     ----------
                                                       ---------------     ----------     ----------
BIF
Vanguard Bond Market Fund............................     2,856,822        $   28,625     $   28,740
                                                       ---------------     ----------     ----------
                                                       ---------------     ----------     ----------
SBF
Columbia Balanced Fund...............................       161,452        $   92,144     $  104,083
                                                       ---------------     ----------     ----------
                                                       ---------------     ----------     ----------
USF
Dreyfus Utility Stock Fund...........................     5,467,083        $   76,395     $   75,336
                                                       ---------------     ----------     ----------
                                                       ---------------     ----------     ----------
          Total Investments..........................                      $1,660,608     $2,323,153
                                                                           ----------     ----------
                                                                           ----------     ----------

- ---------------

(1) The GIF is not measured in number of shares and is not applicable (N/A).

(2) Party-in-interest transactions.

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                           SCHEDULE I -- INVESTMENTS
                               DECEMBER 31, 1992

                                                          NUMBER OF
                                                          SHARES OR
                                                        U.S. SAVINGS
                                                        BONDS HELD AT                       MARKET
                   NAME OF ISSUER                      CLOSE OF PERIOD        COST          VALUE
- -----------------------------------------------------  ---------------     ----------     ----------
                                                                                (IN THOUSANDS)
Funds with Pacific Gas and Electric Company common
  stock(2)
  Company Stock Fund.................................     54,748,699       $1,161,099     $1,946,050
                                                       ---------------     ----------     ----------
  PAYSOP Fund........................................        520,019           10,646         17,226
                                                       ---------------     ----------     ----------
          Total Pacific Gas and Electric Company
            common stock.............................     55,268,718       $1,171,745     $1,963,276
                                                       ---------------     ----------     ----------
                                                       ---------------     ----------     ----------
United States Bond Fund
  United States Savings Bonds, Series E..............          9,011              169            566
     (units of $18.75 bonds)
  United States Savings Bonds, Series EE.............        109,941            2,749          3,771
     (units of $25.00 bonds)
  United States Savings Bonds, Series EE.............         11,659              583            634
     (units of $50.00 bonds)
                                                       ---------------     ----------     ----------
          Total United States Bond Fund..............        130,611       $    3,501     $    4,971
                                                       ---------------     ----------     ----------
                                                       ---------------     ----------     ----------
DEF -- other common stocks
  Basic industries...................................        262,800           10,600         13,550
  Consumer basics....................................        868,900           36,350         42,232
  Consumer durable goods.............................        153,225            5,086          5,191
  Capital goods......................................        276,500            8,452         10,784
  Consumer non-durables..............................        383,800           16,130         17,992
  Consumer services..................................         41,600            1,844          2,027
  Energy.............................................        366,200           15,846         16,771
  Finance............................................        493,900           17,505         20,847
  General Business...................................        166,600            6,557          7,018
  Miscellaneous......................................         24,694            1,230          1,526
  Shelter............................................         80,100            2,346          2,811
  Technology.........................................        308,950           14,375         15,307
  Transportation.....................................         56,600            1,928          3,056
  Utilities..........................................        682,300           23,665         27,088
  Basic industries -- CANADA.........................         11,900              287            278
  Capital goods -- CANADA............................         21,200              157            194
  FINANCE -- CANADA..................................          8,900              122            171
  Energy -- NETHERLANDS..............................         40,300            1,798          3,264
                                                       ---------------     ----------     ----------
          Total DEF..................................      4,248,469       $  164,278     $  190,107
                                                       ---------------     ----------     ----------
                                                       ---------------     ----------     ----------

                               SAVINGS FUND PLAN
         FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY (CONTINUED)

                           SCHEDULE I -- INVESTMENTS
                               DECEMBER 31, 1992

                                                              NUMBER OF
                                                              SHARES OR
                                                            U.S. SAVINGS
                                                            BONDS HELD AT                   MARKET
                     NAME OF ISSUER                        CLOSE OF PERIOD      COST        VALUE
- ---------------------------------------------------------  ---------------   ----------   ----------
                                                                                 (IN THOUSANDS)
GIF(1)
  Blended Contracts
     Bankers Tr Basic 3/95...............................           N/A           3,069        3,069
     Bankers Tr Basic 7/96...............................           N/A           3,014        3,014
     Bankers Tr Basic 3/94...............................           N/A           2,005        2,005
     Bankers Tr Gic 9/94.................................           N/A           4,756        4,756
     Confederated Life Assur - 3/94......................           N/A           1,000        1,000
     Confederated Life Assur - 3/96......................           N/A           1,000        1,000
     Continental Assurance Co. - 6/96....................           N/A           5,000        5,000
     Continental Assurance Co. - 8/94....................           N/A           3,201        3,201
     Crown Life - 9/93...................................           N/A           1,220        1,220
     Hancock John Mutual Life - 9/96.....................           N/A           5,000        5,000
     Hartford - 9/93.....................................           N/A           2,000        2,000
     Hartford - 12/94....................................           N/A           1,500        1,500
     Hartford - 12/95....................................           N/A           3,000        3,000
     IBM CR Corp PGE 005 - 11/94.........................           N/A           2,500        2,500
     IBM CR Corp PGE 004 - 4/94..........................           N/A           2,500        2,500
     IBM CR Corp GIC 001 - 10/94.........................           N/A           1,000        1,000
     IBM CR Corp GIC 002 - 2/95..........................           N/A           1,000        1,000
     IBM CR Corp GIC 003 - 11/93.........................           N/A           2,000        2,000
     Life Ins. Co. of Virginia...........................           N/A           2,285        2,285
     Met Life Ins. - 12700...............................           N/A           4,380        4,380
     New York Life Ins. Co. - 06205......................           N/A           1,500        1,500
     New York Life Ins. Co. - 06330......................           N/A           3,000        3,000
     New York Life Ins. Co. - 06206......................           N/A           1,500        1,500
     New York Life Ins. Co. - 20018 18C..................           N/A          10,000       10,000
     Peoples Security Life - 7/93........................           N/A           1,170        1,170
     Peoples Security Life - 5/93........................           N/A           1,000        1,000
     Prudential Ins. Co. - 6769 11/95....................           N/A           4,106        4,106
     Prudential Ins. Co. - 6769 4/96.....................           N/A           3,000        3,000
     Prudential Ins. Co. - 6848 3/98.....................           N/A           3,005        3,005
     Prudential Ins. Co. - 6769 3/95.....................           N/A           5,000        5,000
     Prudential Ins. Co. - 7486 9/98.....................           N/A           5,000        5,000
     Provident Mutual Life Ins. Co. 8/93.................           N/A           1,000        1,000
     Provident Mutual Life Ins. Co. 5/95.................           N/A           4,120        4,120
     Provident Mutual Life Ins. Co. 11/94................           N/A           2,559        2,559
     Provident Mutual Life Ins. Co. 10/94................           N/A           3,039        3,039
     State Mutual Life GA 91905A - 2/94..................           N/A           3,000        3,000

                               SAVINGS FUND PLAN
         FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY (CONTINUED)

                           SCHEDULE I -- INVESTMENTS
                               DECEMBER 31, 1992

                                                              NUMBER OF
                                                              SHARES OR
                                                            U.S. SAVINGS
                                                            BONDS HELD AT                   MARKET
                     NAME OF ISSUER                        CLOSE OF PERIOD      COST        VALUE
- ---------------------------------------------------------  ---------------   ----------   ----------
                                                                                 (IN THOUSANDS)
  United of Omaha Life - 4/93............................           N/A           1,000        1,000
  United of Omaha Life - 1/94............................           N/A           1,000        1,000
  United of Omaha Life - 7/95............................           N/A           2,067        2,067
  United of Omaha Life - 12/93...........................           N/A           1,025        1,025
  United of Omaha Life - 8/95............................           N/A           3,567        3,567
  United of Omaha Life - 9/95............................           N/A           2,000        2,000
                                                           ---------------   ----------   ----------
          Total GIF......................................           N/A      $  114,088   $  114,088
                                                           ---------------   ----------   ----------
                                                           ---------------   ----------   ----------
BIF
Vanguard Bond Market Fund................................     1,829,970      $   18,124   $   18,080
                                                           ---------------   ----------   ----------
                                                           ---------------   ----------   ----------
SBF
Columbia Balanced Fund...................................     8,058,044      $   42,944   $   45,788
                                                           ---------------   ----------   ----------
                                                           ---------------   ----------   ----------
USF
Dreyfus Utility Stock Fund...............................     2,032,040      $   26,682   $   26,945
                                                           ---------------   ----------   ----------
                                                           ---------------   ----------   ----------
          Total Investments..............................                    $1,541,362   $2,363,255
                                                                             ----------   ----------
                                                                             ----------   ----------

- ---------------

(1) The GIF is not measured in number of shares and is not applicable (N/A).

(2) Party-in-interest transactions.